UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 6, 2011

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Main Street, Kilmarnock, Virginia 22482

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 435-1171

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 6, 2011, Bay Banks of Virginia, Inc. (the “Company”), parent company of Bank of Lancaster (the “Bank”) and Bay Trust Company, elected Kenneth O. Bransford, Jr. to its Board of Directors. Mr. Bransford, who has been a Vice President of the Company since August 2010, will serve until the 2012 annual meeting of stockholders of the Company, at which time he will be nominated for election to the Board. Mr. Bransford has not been named to serve on any board committees at the time of the filing of this report. The Company will file an amendment to this report naming those committees after they are determined.

Mr. Bransford, who has served the Company and its subsidiaries for 40 years, was recently named President, Chief Executive Officer and director of the Bank, as previously reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2011. Prior to his election as the Bank’s President and Chief Executive Officer, he was an Executive Vice President in charge of the Bank’s retail delivery system.

Mr. Bransford will not receive compensation from the Company as a director, pursuant to Company policy. Mr. Bransford is compensated by the Bank in his executive officer capacity and his compensation for 2010 and the plans and programs under which he is compensated are described under “Executive Compensation” in the Company’s proxy statement filed with the Securities and Exchange Commission on April 8, 2011, which description is incorporated into this Item 5.02 by reference. Mr. Bransford’s annual base salary for 2011 is $150,000.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 6, 2011, the Board of Directors of the Company approved an amendment to the Company’s Bylaws, effective the same date. Article III, Section 3 of the Bylaws has been amended to state that the Board of Directors shall consist of six members. Previously, the Bylaws provided for the Board to consist of five members.

A copy of the Bylaws of the Company, as amended effective July 6, 2011, is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

3.2	Bylaws of Bay Banks of Virginia, Inc., as amended July 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.

By:	/s/ Robert F. Hurliman
Robert F. Hurliman
Chairman of the Board

July 11, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.2	Bylaws of Bay Banks of Virginia, Inc., as amended July 6, 2011.

4